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                                                                   Exhibit 10.10

               SENIOR MANAGEMENT AND NFP DIRECTOR LOCKUP AGREEMENT

                                LETTER AGREEMENT

National Financial Partners Corp.
787 Seventh Avenue, 49/th/ Floor
New York, NY 10019

Ladies and Gentlemen:

         I, (Name) (the "Covered Person"), understand that National Financial Partners Corp. ("NFP") and the existing stockholders of NFP have approved the terms of the Amended and Restated Stockholders Agreement (the "Amendment"), which Amendment supplemented and changed the Stockholders Agreement, dated as of October 27, 1998, by and among NFP, Apollo Investment Fund IV, LP, a Delaware limited partnership, and the other stockholders of NFP party thereto. Among other things, the Amendment added certain restrictions on the sale of NFP common stock ("Common Stock") over a five-year period. This agreement imposes additional quantity and timing restrictions on the sale of Common Stock for certain members of senior management of NFP, NFP Insurance Services, Inc. and NFP Securities, Inc. as well as all directors serving on the NFP Board of Directors.

         For good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the Covered Person hereby irrevocably agrees as follows. All terms not otherwise defined herein shall have the meanings given such terms in the Amendment.

         1. Notwithstanding any other provision of the Amendment, the Covered Person agrees that, except as permitted by Sections 2.3.1 and 2.5 (in each case subject to subsections (iv) and (v) below) and Section 2.6 of the Amendment, from and including the date of the consummation of an IPO, the Covered Person shall not Transfer any shares of Common Stock owned by the Covered Person, except that:

         (i) during the period commencing on the 180/th/ day after the effective date of the registration statement relating to the IPO (the "Effective Date") and ending 15 months after the Effective Date, in connection with an underwritten offering of Common Stock by NFP, the Covered Person may Transfer up to 10% of the Applicable Total Shares of the Covered Person;

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         (ii)  if during the period described in clause (i) NFP does not consummate an underwritten public offering, then during the period commencing 15 months after the Effective Date and ending 24 months after the Effective Date, subject to the provisions of any lockup agreement entered into from time to time in accordance with Section 3.7 of the Amendment, the Covered Person may Transfer up to 10% of the Applicable Total Shares of the Covered Person;

         (iii) in each period after the Effective Date specified in the table set forth below (each such period, together with the periods referred to in clauses (i) and (ii) above and (iv) below, a "Transfer Period"), subject to the provisions of any lockup agreement entered into from time to time in accordance with Section 3.7 of the Amendment, the Covered Person may Transfer the aggregate of any Holdover Amount plus the percentage of the Applicable Total Shares of the Covered Person specified in the table set forth below for such Transfer Period; and

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Transfer Period                                 % of Applicable Total Shares
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24 months to 36 months                          10%
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36 months to 60 months                          10%
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         (iv)  60 months after the Effective Date, the Covered Person may
Transfer the aggregate of any Holdover Amount plus any remaining unsold shares; provided, however, that during all periods in which the Covered Person is either
(A) employed by any of NFP, NFP Insurance Services, Inc. or NFP Securities, Inc. or (B) serving as a director on the NFP Board of Directors, such Covered Person shall retain direct ownership of at least 50% of the Applicable Total Shares (including for the purpose of this clause, any shares Transferred pursuant to Section 2.3.1(A) and 2.6 of the Amendment); and provided further that in all instances this right shall be subject to the provisions of any lockup agreement entered into from time to time in accordance with Section 3.7 of the Amendment. For purposes of calculating the Applicable Total Shares for the period of employment or service following 60 months after the Effective Date, Transfer Period shall mean each 12-month period following the anniversary of the Effective Date such that Applicable Total Shares shall be determined on an annual basis.

         (v) Notwithstanding the exception for certain Transfers made pursuant to Section 2.3.1 of the Amendment, the Covered Person shall not be permitted to Transfer pursuant to Section 2.3.1 any shares of Common Stock which are subject to

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this Letter Agreement unless the transferee of such shares executes a letter agreement with NFP in substantially the form of, and with terms similar to, this Letter Agreement; provided that the terms of the transferee's letter agreement shall apply only to the shares acquired from the Covered Person and shall expire under its paragraph 5 on the cessation of employment and/or directorship of the transferor; and provided further that during the 12 month period immediately following the Effective Date, the Covered Person shall not be permitted to make a Transfer, other than as otherwise expressly permitted by Section 1(i) of this Letter Agreement or Section 2.6 of the Amendment, without the consent of one of NFP's lead underwriters, which consent shall not be unreasonably withheld.

         2. As used in this Letter Agreement, the following phrases shall have the following meanings:

         "Applicable Total Shares" means:

         (A) the sum of (i) all shares of Common Stock owned of record by a Covered Person as of the Cut-Off Date and (ii) all shares of Common Stock issuable to such Covered Person upon the exercise of options held by such individual that are exercisable as of the Cut-Off Date;
         (B) plus, the sum of (i) all shares of Common Stock acquired (not including any shares of Common Stock purchased in the public market, either in or after the IPO) by such Covered Person after the Cut-Off Date and at least ten business days before the first day of the applicable Transfer Period and (ii) all shares of Common Stock issuable to such Covered Person upon the exercise of options held by such individual that became exercisable after the Cut-Off Date and on or prior to the first day of the applicable Transfer Period;
         (C) less, the number of shares of Common Stock that have been Transferred by such Covered Person, on or after the Cut-Off Date and at least ten business days before the first day of the applicable Transfer Period, to a Permitted Transferee in accordance with Section 2.3.1 of the Amendment;

         "Holdover Amount" means, as of any date, the aggregate of any shares of Common Stock that the Covered Person was permitted to Transfer in accordance with the provisions of this Letter Agreement in any completed Transfer Period that were not so Transferred.

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         3. The provisions of this Letter Agreement do not apply to any shares of Common Stock purchased by the Covered Person (i) from NFP in an underwritten public offering or (ii) in the open market following the consummation of the IPO.

         4. Notwithstanding any other provisions of this Letter Agreement, the NFP Board of Directors, in its sole discretion, may waive the provisions of this Letter Agreement in connection with any business combination or other extraordinary transaction that has been approved by a majority of the NFP Board of Directors.

         5. This Letter Agreement shall terminate upon the date on which the Covered Person ceases to be either (i) an employee of any of NFP, NFP Insurance Services, Inc., or NFP Securities, Inc. or (ii) a director on the NFP Board of Directors.

         6. No provision of this Letter Agreement may be amended, modified or waived except by an instrument in writing executed by an executive officer of NFP and the Covered Person at the direction of the NFP Board of Directors.

         7. This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding the choice of law rules thereof.

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         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement and that, upon reasonable request, the undersigned will execute any additional documents reasonably necessary in connection herewith. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                                     Very truly yours,

                                                    ___________________________
                                                     Name:  (Name)
                                                     Title: (Title)

Dated:  _______________

AGREED TO AND ACCEPTED BY:


___________________________________
Name:
Title: